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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): December 21, 2004

                          THE HARTCOURT COMPANIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)

      001-12671                                            87-0400541
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(Commission File Number)                       (IRS Employer Identification No.)


3F, 710 CHANGPING ROAD, SHANGHAI CHINA                      200040
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(Address of Principal Executive Offices)                  (Zip Code)

                                (86) 215 213 8810
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              (Registrant's Telephone Number, Including Area Code)

              911 E. COLORADO BLVD. THIRD FLOOR PASADENA, CA 91106
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02    DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
             APPOINTMENT OF PRINCIPAL OFFICERS

(b) On December 21, 2004, the Board of Directors of the Company accepted the resignation of Mr. Victor Wang, due to his other business obligations.

(d) On December 21, 2004, the Board of Directors of the Company appointed Mr. Victor Zhou to be a director, replacing Mr. Victor Wang. Mr. Zhou will not be assigned to any board committees at this time.

         Mr. Zhou is the President of Fixed Assets Investment of Huatai Securities Co. He has been with the company since 1997 and served in other senior management positions with increasing responsibilities. Before joining Huatai Securities, Mr. Zhou was with Jiangsu Securities Co. and held the General Manager position.

         Mr. Zhou received his Bachelor of Arts in Economics from Hunan University and EMBA from China Europe International Business School.


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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         On December 21, 2004, the Company issued a press release announcing the appointment of Mr. Victor Zhou to the Company's Board of Directors. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE HARTCOURT COMPANIES, INC.
                                             (Registrant)

Date: December 27, 2004                      By: /S/ CARRIE HARTWICK
                                                 -------------------------------
                                                 Carrie Hartwick
                                                 Chief Executive Officer


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                                                               INDEX TO EXHIBITS


EXHIBIT NO.                                                          DESCRIPTION
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99.1                                                               Press Release